SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

9. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On February 7, 2020, a purported class action complaint was filed by a purported holder of warrants of Hycroft Mining Corporation (“Seller”), in the Court of Chancery of the State of Delaware against the Company and Seller. The complaint seeks a declaratory judgment that the transactions contemplated under the Purchase Agreement constitute a “Fundamental Change” under the terms of the Seller warrant agreement and thereby requiring that the Seller warrants be assumed by the Company as part of the business combination, in addition to asserting claims for (i) breach or anticipatory breach of contract against Seller, (ii) breach or anticipatory breach of the implied covenant of good faith and fair dealing against Seller, and (iii) tortious interference with contractual relations against the Company. The complaint seeks unspecified money damages and also seeks an injunction enjoining Seller and the Company from consummating the business combination. On February 26, 2020, the Company and Seller entered into an Amendment to the Purchase Agreement whereby the Seller's liabilities and obligations under the Seller warrant agreement shall be included as Parent Assumed Liability under the Purchase Agreement.